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                                                                   Exhibit 10.23

                                AMENDMENT NO.1
                                      TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     This Amendment No. 1 to Amended and Restated Stockholders Agreement (the "Amendment") is entered into as of March 20, 2000 by and among Synapse Group, Inc., a Delaware corporation (the "Company"); General Atlantic Partners 46,
                                   -------
L.P., a Delaware limited partnership ("GAP LP"); General Atlantic Partners 49,
                                       ------
L.P., a Delaware limited partnership ("GAP 49"); General Atlantic Partners 60,
                                       ------
L.P., a Delaware limited partnership ("GAP 60"); GAP Coinvestment Partners,
                                       ------
L.P., a New York limited partnership ("GAP Coinvestment"); GAP Coinvestment
                                       ----------------
Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment II") (GAP
                                                    -------------------
LP, GAP 49, GAP 60, GAP Coinvestment and GAP Coinvestment II are referred to collectively as the "General Atlantic Stockholders"); Michael Loeb ("Loeb"); Jay
                     -----------------------------                   ----
Walker ("Walker"); The Jay S. Walker Irrevocable Credit Trust (the "Walker
         ------                                                     ------
Trust") (Loeb, Walker and the Walker Trust are referred to collectively as the
-----
"Major Stockholders") (the Company, the General Atlantic Stockholders and the
 ------------------
Major Stockholders are referred to collectively herein as the "Parties.")
                                                               -------

     WHEREAS, the Parties are parties to that Amended and Restated Stockholders Agreement, dated January 12, 2000 (the "Stockholders Agreement"), among each of
                                        ----------------------
the Parties and the other stockholders listed on Schedule 1 thereto.

     WHEREAS, pursuant to Section 9.3(b) of the Stockholders Agreement, the Parties may amend the Stockholders Agreement and the Parties desire to so amend the Stockholders Agreement as set forth herein; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the specific intent to be bound hereby, the Parties hereby agree as follows:

1.   Amendment of Stockholders Agreement.
     -----------------------------------

     1.1  Section 1.  The definition of "Credit Agreement" in Section 1 is
          ---------                      ----------------
deleted.

     1.2  Section 2.2 (a). Section 2.2(a) of the Stockholders Agreement is
          ---------------
amended as follows: (a) the language "and (iv)" in the 15/th/ line thereof is deleted and the language "; (iv)" is substituted therefor; and (b) the language "and (v) to Arena Capital Investment Fund, L.P. (or any Affiliate thereof) pursuant to that Securities Purchase Agreement dated as of March 20, 2000 between Walker and Arena Capital Investment Fund, L.P., or an Affiliate thereof" is inserted after the third word in the 19/th/ line thereof.

     1.3  Section 8.  Section 8 of the Stockholders Agreement is amended and
          ---------
restated in its entirety as follows:

               "8. [Intentionally left blank]."
                   --------------------------

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     1.4  Section 9.14 Section 9.14 of the Stockholders Agreement is deleted in
          ------------
its entirety.


2.   Effect on Stockholders Agreement. Except as amended by this Amendment, the
     --------------------------------
Stockholders Agreement shall remain in full force and effect. After the date of this Amendment, every reference in the Stockholders Agreement to "this Agreement" shall mean the Stockholders Agreement as amended by this Amendment.


3.   Miscellaneous.
     -------------

     3.1  No Third Party Beneficiaries.
          ----------------------------

This Amendment shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     3.2  Succession and Assignment.
          -------------------------

This Amendment shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Amendment or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

     3.3  Counterparts and Facsimile Signature
          ------------------------------------

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     3.4  Headings.
          --------

The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

     3.5  Governing Law.
          -------------

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

     3.6  Construction.
          ------------

          (a) The language used in this Amendment shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

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          (b)  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

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     IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Waiver on the date first written above.

                    SYNAPSE GROUP, INC.


                    By:   /s/ Michael Loeb
                        -------------------------------------
                        Name: Michael Loeb
                        Title: President


                    GENERAL ATLANTIC PARTNERS 46, L.P.

                    By:   GENERAL ATLANTIC PARTNERS, LLC,
                          its General Partner



                          By: /s/ William E. Ford
                              -------------------------------
                                  Name: William E. Ford
                                  Title: A Managing Member



                    GENERAL ATLANTIC PARTNERS 49, L.P.

                    By:   GENERAL ATLANTIC PARTNERS, LLC,
                          its General Partner



                          By: /s/ William E. Ford
                              -------------------------------
                                  Name: William E. Ford
                                  Title: A Managing Member



                    GENERAL ATLANTIC PARTNERS 60, L.P.



                    By:   GENERAL ATLANTIC PARTNERS, LLC,
                          its General Partner



                          By: /s/ William E. Ford
                              -------------------------------
                                 Name: William E. Ford
                                 Title: A Managing Member

                                       4
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               GAP COINVESTMENT PARTNERS, L.P.


               By:  /s/ William E. Ford
                    -----------------------------------------
                    Name: William E. Ford
                    Title: A General Partner


               GAP COINVESTMENT PARTNERS II, L.P.


               By:  /s/ William E. Ford
                    -----------------------------------------
                    Name: William E. Ford
                    Title: A General Partner


                    /s/ Michael R. Loeb
               ----------------------------------------------
               MICHAEL LOEB


                    /s/ Jay Walker
               ----------------------------------------------
               JAY WALKER


               THE JAY S. WALKER IRREVOCABLE CREDIT TRUST



               By:  /s/ Harry E. Peden III
                    ----------------------------------------
                    Harry E. Peden III, Trustee



               By:  /s/ Eileen Walker
                    ----------------------------------------
                    Eileen Walker, Trustee

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